Exhibit 10.4


                          REGISTRATION RIGHTS AGREEMENT


         AGREEMENT dated as of the 13 day of September, 2004, between the person whose name appears below (the "INVESTOR"), and Environmental Solutions Worldwide Inc., a Florida corporation having its principal executive office at 132 Penn Avenue, Telford, PA 18969 (the "COMPANY").

         WHEREAS, the Company has issued and sold certain (1) Debentures and (2) Warrants convertible or exercisable, as the case may be, in each case into shares of Common Stock of the Company, par value $0.001 (the "COMMON STOCK"), pursuant to a Securities Subscription Agreement, dated as of September 13, 2004 (the "SUBSCRIPTION AGREEMENT"), between the Investor and the Company.

         WHEREAS, the Company desires to grant to the Investor the registration rights set forth herein with respect to the shares of Common Stock issuable upon conversion of the Debentures and the shares of Common Stock issuable upon exercise of the Warrants;

         NOW, THEREFORE, the parties hereto mutually agree as follows:

1. REGISTRABLE SECURITIES. As used herein the term "REGISTRABLE SECURITY" means any shares of Common Stock (i) issued or issuable in connection with the exercise or conversion, as applicable, of any Warrants or Debentures issued to the Investor and (ii) issued or issuable with respect to the securities referred to in clause (ii) above by virtue of any stock split, combination, stock dividend, merger, consolidation or other similar event; PROVIDED, HOWEVER, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and disposed of pursuant thereto, or (ii) registration under the Securities Act is no longer required by the Investor for the distribution or disposition of all of the Registrable Securities beneficially owned by such Investor. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security."

2. REGISTRATION. The Company agrees to use its best efforts to file a registration statement (a "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") within 120 days of the closing date of the transactions contemplated by the Subscription Agreement in order to register the resale of the Registrable Securities under the Securities Act. Once effective, the Company will be required to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that the Company receives an opinion of counsel to the Investor that all of the Registrable Securities may be freely distributed, sold or otherwise disposed of without registration under the Securities Act pursuant to Rule 144(k) (or any similar provision then in force) promulgated under the Securities Act.


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


3. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION.

         The Company covenants and agrees as follows:

(a) In connection with any registration filed pursuant hereto, the Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible. Following the effective date of a Registration Statement, the Company shall, upon the request of the Investor, forthwith supply such reasonable number of copies of the Registration Statement (including, without limitation, the exhibits and schedules thereto), preliminary prospectus and prospectus meeting the requirements of the Securities Act (including, without limitation, any and all amendments or supplements thereto), and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Investor to permit the Investor to sell, distribute or otherwise dispose of the Investor's Registrable Securities. The obligations of the Company hereunder with respect to the Investor's beneficially owned Registrable Securities are subject to the Investor's furnishing to the Company such appropriate information concerning the Investor, the Investor's Registrable Securities and the terms of the Investor's offering of such Registrable Securities as the Company may reasonably request in writing.

(b) The Company shall provide the Investor, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by the Investor or underwriter (each, an "INSPECTOR" and, collectively, the "INSPECTORS"), the opportunity to review and comment (including reviewing and commenting on relevant documents and agreements) in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto.

(c) For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, the Company shall make available for inspection at the Company's offices and copying by the Inspectors such financial and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary, in the judgment of the respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

(d) The Company shall promptly notify in writing the Investor, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (i) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (ii) when the Commission notifies the Company whether there will be a "review" of such Registration Statement, (iii) of any comments (oral or written) by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or (iv) of any request by the Commission for any amendments or supplements to such Registration Statement or the prospectus or for additional information.


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


(e) The Company shall promptly notify in writing the Investor, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and file it with the Commission promptly following notice of the occurrence of such event to the Investor, the sales or placement agent and the managing underwriter so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(f) The Company shall promptly notify in writing the Investor, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of the issuance by the Commission of (i) any stop order issued or threatened to be issued by the Commission or (ii) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and the Company agrees to use its commercially reasonable efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date.

(g) The Company shall prepare and file with the Commission such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and, if applicable, file any Registration Statements pursuant to Rule 462(b) (or any similar provision then in force) under the Securities Act; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented. If the Investor so requests, to request acceleration of effectiveness of the Registration Statement from the Commission and any post-effective amendments thereto, if any are filed. If the Company wishes to further amend the Registration Statement prior to requesting acceleration, it shall have five (5) days to so amend prior to requesting acceleration.



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


(h) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Section 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; PROVIDED, HOWEVER, that the Investor shall be solely responsible for the fees of any counsel retained by the Investor in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Investor pursuant thereto.

(i) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the Investors of such securities; PROVIDED, that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(j) The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the securities to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Investor may request a reasonable period of time prior to sales of the securities pursuant to such Registration Statement.

(k) The Company agrees generally to cooperate with Investors in effecting compliant resale of the Registrable Securities, including comfort and other customary broker agreements and documentations and certificates

4. ADDITIONAL TERMS.

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, its agents, trustees and beneficiaries, partners or officers, directors and shareholders of the Investor, legal counsel and accountants for the Investor, and each person who controls the Investor within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any Violation or alleged Violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse the indemnified party under this Section 4(a), for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity described herein shall not apply any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Investor, from whom the person asserting any such losses, claims, damages or liabilities purchased



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


shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Investor to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, the Investor will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act and legal counsel and accountants for the Company, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information specifically furnished by the Investor expressly for use in connection with such registration which consists solely of the information specified in Section 4(d); and the Investor will reimburse any person intended to be indemnified pursuant to the foregoing, for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity obligation of the Investor hereunder shall not in any event exceed the net proceeds received by the Investor from the offering giving rise to such liability.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to each party; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise


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


than under this paragraph. After notice from an indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this paragraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the first sentence of this paragraph or
(ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; PROVIDED, HOWEVER, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the indemnified party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

(d) The Investor confirms, and the Company acknowledges, that the information to appear in the table in the section entitled "Principal and Selling Shareholders" or equivalently named section in the Registration Statement under the headings "Name of Beneficial Owner," "Shares Beneficially Owned Prior to Offering - Number of Shares," "Maximum Number of Shares Offered in this Offering," or equivalently named headings in the Registration Statement and in the footnote related to such information pertaining to the Investor constitute the only information concerning the Investor that will be furnished in writing to the Company by or on behalf of the Investor for inclusion in the Registration Statement.

(e) If the indemnification provided for above is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any other provision of this Section, the Investor shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Investor from the sale of the shares of the Common Stock issued upon conversion of the Debenture or sale of the shares of Common Stock issued upon exercise of the Warrants, in each case pursuant to a Registration Statement exceeds the amount of damages which the Investor has otherwise been required to pay be reason of such untrue or alleged untrue statement or alleged omission. The obligation of the Investor obliged to make contribution pursuant to this Section shall be several and not joint.



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


(f) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Investor shall impose upon the Investor any obligation to sell the Investor's beneficially owned Registrable Securities.

(g) The Investor, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Investor receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

(h) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of the Investor, use its best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

(i) The Investor agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Issuer in the Registration Statement or in order to promote compliance by the Company or the Issuers with the Securities Act.

(j) With a view to making available to the Investor the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company covenants that it shall use commercially reasonable efforts to (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and (ii) take such further action as the Investor may reasonably request (including providing any information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act), at all times, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time, or (y) any other rules or regulations now existing or hereafter adopted by the Commission

5. GOVERNING LAW. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of New York, without giving effect to the choice of law rules thereof.

6. AMENDMENT. This Agreement may only be amended by a written instrument executed by the Company and the Investor.


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


7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

9. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as set forth in the Securities Purchase Agreement.

10. BINDING EFFECT; BENEFITS. The Investor may assign his, her or its rights hereunder as set forth in the Warrant. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

11. TRANSFER OF REGISTRATION RIGHTS. The rights of the Investor under this Agreement may be transferred or assigned in connection with a transfer of Registrable Securities to any transferee or assignee. Notwithstanding the foregoing, such rights may only be transferred or assigned if all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by the Investor of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

12. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

13. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.










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





         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


                    ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


                     By:___________________________________

                     Name: ____________________________________
                     Its: _____________________________________


                     INVESTOR:


                      By: _________________________________
                      Name:
                      Title:

                                                                         Annex A

                              Plan of Distribution

         The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

          o ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

          o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

          o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

          o an exchange distribution in accordance with the rules of the applicable exchange;

          o  privately negotiated transactions;

          o to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

          o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

          o  a combination of any such methods of sale; and

          o  any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

         The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder's business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

         If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

         The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act. If the Selling Stockholders use this prospectus for any sale of the Common Stock, they will be subject to the prospectus delivery requirements of the Securities Act.

                                                                         Annex B


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of common stock (the "COMMON STOCK"), of Environmental Solutions Worldwide, Inc. (the "COMPANY") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "COMMISSION") a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August [ ], 2004 (the "REGISTRATION RIGHTS AGREEMENT"), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       NAME.

         (a)      Full Legal Name of Selling Securityholder


                  ------------------------------------------------------------


         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:


                  ------------------------------------------------------------


         (c) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


                  -------------------------------------------------------------

2.  ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------
         Telephone:
                  -------------------------------------------------------------
Fax:
Contact Person:

3.  BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         (a) Type and Number of Registrable Securities beneficially owned:


             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------


4.  BROKER-DEALER STATUS:

         (a) Are you a broker-dealer?

                                           Yes [ ]     No [ ]

         Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (b) Are you an affiliate of a broker-dealer?

                                            Yes [ ]     No [ ]

         (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                            Yes [ ]     No  [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

   EXCEPT AS SET FORTH BELOW IN THIS ITEM 5, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM 3.

         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:


         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

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6.  RELATIONSHIPS WITH THE COMPANY:

         EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (OWNERS OF 5% OF MORE OF THE EQUITY SECURITIES OF THE UNDERSIGNED) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

         State any exceptions here:


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         ---------------------------------------------------------------------



The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                    Beneficial Owner:
       --------------------------                         ---------------------

                                          By:
                                            -----------------------------------
                                          Name:
                                          Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL,

TO:      BARATTA & GOLDSTEIN
         ATTN: JOSEPH A. BARATTA
         597 FIFTH AVE
         NEW YORK, NY 10017
         (T) 212-750-9700
         (F) 212-750-8297




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